SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           26-Dec-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-08             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   26-Dec-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Dec-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         26-Dec-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        26-Dec-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  190,000,000    156,575,318    6,604,313    1.45875%       196,681
 A-2  222,000,000    188,790,500   10,653,568    1.49875%       243,651
 A-3  50,000,000     42,520,383     2,399,452    1.44875%       53,046
A-IO  254,100,000    213,337,411        0        6.88125%      1,715,520
 M-1  33,000,000     33,000,000         0        1.99875%       56,798
 M-2  19,250,000     19,250,000         0        2.91875%       48,382
 M-3   6,875,000      6,875,000         0        3.11875%       18,463
 B-1  16,500,000     16,500,000         0        4.11875%       58,521
 B-2   6,875,000      6,875,000         0        5.11875%       30,304
 B-3   5,500,000      5,202,057     1,117,435    6.11875%       27,409
  X   550,000,050    482,761,202        0                          0
  R       50              0             0        1.49875%          0
Total 550,000,050    475,588,258   20,774,768                  2,448,776

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         6,800,994         0      149,971,005
 A-2      N/A        10,897,219         0      178,136,932
 A-3      N/A         2,452,498         0       40,120,931
A-IO      N/A         1,715,520         0      202,525,878
 M-1      0.00         56,798           0       33,000,000
 M-2      0.00         48,382           0       19,250,000
 M-3      0.00         18,463           0       6,875,000
 B-1      0.00         58,521           0       16,500,000
 B-2      0.00         30,304           0       6,875,000
 B-3      0.00        1,144,844         0       4,084,622
  X       N/A             0             0      463,103,869
  R       N/A             0             0           0
Total     0.00       23,223,543         0      454,813,491

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NN88     34.75954095   1.03516542  35.79470637
 A-2   22541NN96     47.98904468   1.09752784  49.08657252
 A-3   22541NP29     47.98904460   1.06091300  49.04995760
A-IO   22541NP37     0.00000000    6.75135891   6.75135891
 M-1   22541NP52     0.00000000    1.72114576   1.72114576
 M-2   22541NP60     0.00000000    2.51336831   2.51336831
 M-3   22541NQ28     0.00000000    2.68558982   2.68558982
 B-1   22541NP78     0.00000000    3.54670121   3.54670121
 B-2   22541NP86     0.00000000    4.40781236   4.40781236
 B-3   22541NP94    203.16996182   4.98349818  208.15346000
  X    22541NN70     0.00000000    0.00000000   0.00000000
  R    22541NP45     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    789.32107953
 A-2  0.00000000    802.41861477
 A-3  0.00000000    802.41861480
A-IO  0.00000000    797.03218253
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    742.65860364
  X   0.00000000    842.00695884
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  195,699,317  287,061,885     482,761,202
     Scheduled Principal               145,312      224,895         370,206
     Prepayments (Incls Curtail)     6,438,711   12,822,065      19,260,775
     Net Liquidation Proceeds           17,224           (0)         17,224
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      6,601,246   13,046,959      19,648,206
     Net Realized Losses                 9,127            0           9,127
Ending Balance                     189,088,944  274,014,926     463,103,869
Ending Count                             1,624        2,126           3,750

Aggregate End Coll Bal             189,088,944  274,014,926     463,103,869

Ending Overcollateralization Amount                               8,290,379

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,262,920    1,852,277       3,115,197
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
Less Non Recoverable Advances                0            0               0
                                     1,262,920    1,852,277       3,115,197
Capitalized Interest Account:
Beginning Balance                                                        (0)
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                           (0)

Servicing Fee                           76,049      111,738         187,787
Trustee Fee                                783        1,148           1,931
FSA Premium                              7,829        2,126           9,955
Credit Risk Manager Fee                  2,854        4,186           7,040
LPMI                                         0            0               0
Dividend Rewards                             0        1,705           1,705
Back-Up Servicing Fee                    5,311        7,785          13,097

Current Advances as of determination date                         1,772,189
Outstanding Advances  (end of prior calendar month)               1,665,469

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     63             7,733,533     19         2,205,878
Grp 2     63             7,254,358     24         3,542,141
Total     126           14,987,891     43         5,748,020
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1     16             1,331,793
Grp 2     22             2,885,229
Total     38             4,217,022
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    1,624         189,088,944
Grp 2    2,126         274,014,926
Total    3,750         463,103,869

     Foreclosure
Grp 1    Count              Balance
Grp 2     72             8,465,875
Total     55             7,808,426
          127           16,274,301
     Bankruptcy
         Count              Balance
Grp 1     22             2,325,346
Grp 2     23             2,615,300
Total     45             4,940,646

                   REO
         Count              BalanceMarket Value
Grp 1      2               187,393     250,000
Grp 2      0                     0           0
Total      2               187,393     250,000

# of Loans for which Prepay Prems were collected                         92
Prin Bal of Loans for which Prepay Prems were collected          15,480,783
Current amount of Prepayment Premiums                               492,164

Current Delinquency Rate (60+days)                                  6.77329%
Rolling Three Month Delinquency Rate (60+days)                      5.60737%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                9,127
Cumulative Realized Losses since Startup Day                         46,896

Weighted Average Term to Maturity of Mortgage Loans                     338
Weighted Average Gross Coupon of Mortgage Loans                     8.23234%
Weighted Average Net Coupon of Mortgage Loans                       7.70580%

Aggregate number of Mortgage Loans in the pool                        3,750

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      19.65257%

Net Excess Spread                                                   2.99914%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000






     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee